Director Elective Income Deferral Agreement

This Director Elective Income Deferral Agreement (this “Agreement”) is entered into as of this 15th day of December, 2006, by and among Capital Corp of the West, a California bank holding company (the “Company”), County Bank, a California banking corporation (the “Bank”), and Jerry E. Callister, a non-employee director of the Company (the “Director”).

Recitals

Whereas, to encourage the Director to remain a member of the Company’s board of directors, the Company is providing a deferred compensation opportunity to the Director, with benefits payable from the Company’s general assets;

Whereas, the Director and the Bank, a wholly owned subsidiary of Company, are parties to a County Bank Director Elective Income Deferral Agreement dated December 21, 2004 (“Old Agreement”) providing for elective deferral of the Director’s compensation; and

Whereas, the Director, the Bank, and the Company intend that the Old Agreement shall be superseded and replaced in its entirety and merged into this Agreement, but that amounts electively deferred under the Old Agreement, plus accrued interest through December 31, 2006, shall represent the Deferral Account (as defined below) as of December 31, 2006.

Now, Therefore, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Director, the Company, and the Bank, hereby agree as follows.

Article 1
Definitions

Whenever used in this Agreement, the following words and phrases shall have the meanings specified.

1.1 “Beneficiary” means each designated person, or the estate of the deceased Director, entitled to benefits, if any, at the Director’s death, determined according to Article 5.

1.2 “Beneficiary Designation Form” means the form attached hereto as Exhibit 1 and established from time to time by the Plan Administrator (as defined in Article I, 1.10 below) that the Director completes, signs, and returns to the Plan Administrator to designate one or more Beneficiaries.

1.3 “Change in Control” shall mean a change in control of the Capital Corp of the West as defined in section 409A of the Code and regulations promulgated thereunder.

1.4 “Code” means the Internal Revenue Code of 1986, as amended.

1.5 “Compensation” means the total cash compensation payable to the Director during a Plan Year for his or her service as a director of the Company.

1.6 “Deferral Account” means the Company’s accounting of the Director’s accumulated Deferrals, plus accrued interest.

1.7 “Deferrals” means the amount of the Director’s Compensation that the Director elects to defer according to this Agreement.

1.8 “Effective Date” means the date this Agreement is entered into.

1.9 “Election Form” means the form attached hereto as Exhibit 2.

1.10 “Plan Administrator” means the board of directors the Company or such committee or the Chief Financial Officer of the Company or such persons as the board of the Company shall appoint, excluding the Director in either case.

1.11 “Plan Year” means the calendar year.

1.12 “Separation from Service” means the Director’s service as a director, executive, or independent contractor to the Company and any member of a controlled group, as defined in section 414 of the Code, terminates for any reason, other than because of a leave of absence approved by the Company and other than because of the Director’s death. For purposes of this Agreement, if there is a dispute about the Director’s status or the date of the Director’s Separation from Service, the Plan Administrator shall have the sole and absolute right to determine the date of Director’s Separation of Service in conformance with section 409A of the Code and regulations promulgated thereunder.

1.13 “Termination for Cause” means the Company’s board of directors or a duly authorized committee of the board of directors determines at any time that the Director will not be nominated by the board or committee for reelection as a Director after the expiration of his current term, or the Director is removed as a director of the Company, in either case because of the Director’s:

   (a) gross negligence or gross neglect of duties;

   (b) commission of a felony or commission of a misdemeanor involving moral turpitude;

   (c) fraud, disloyalty or willful violation of any law or significant Company policy; or

   (d) removal from service or permanent prohibition from participation in the Company’s affairs by an order issued under section 8(e)(4) or (g)(1) of the Federal Deposit Insurance Act [12 U.S.C. 1818(e)(4) or (g)(1)].

1.14 “Unforeseeable Emergency” means a severe financial hardship to the Director resulting from illness or accident of the Director, the Director’s spouse, or a dependent of the Director, loss of the Director’s property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the Director’s control, as determined by the Plan Administrator in conformance with section 409A of the Code and regulations promulgated thereunder.

Article 2
Election to Defer Compensation

2.1 Election to Defer Compensation. (a) Amount and Duration of Deferrals. The Director shall make an annual deferral election under this Agreement by timely filing with the Company a completed and signed Election Form. The Director acknowledges that an Election Form needs to be filed with the Company for each year that deferrals are to be made on behalf of Director, and that such completed and signed Election Form must be filed with the Company prior to the beginning of the calendar year in which such deferrals are elected. If the Director fails to file an Election Form for deferrals for the following year in a timely manner, then no deferrals will be made on behalf of the Director for that following year. However, for the Director’s initial deferral election, the Director must file a properly signed Election Form with the Company within 30 days after the Effective Date of this Agreement to elect deferrals for that Plan Year. The Election Form shall state the percentage or dollar amount of Compensation to be deferred. The Election Form shall also state the period for which the Director desires to defer Compensation. If the Director fails to state the amount or percentage of Compensation to be deferred, the Director will be deemed to have elected to defer no Compensation for the applicable Plan Year.

(b) Changes in the Amount or Duration of Deferrals. With the Company’s approval, the Director may change the amount of Compensation to be deferred and the duration of deferrals by filing a new Election Form with the Company before the beginning of the Plan Year for which the Compensation is to be deferred. The changed deferral election shall not be effective until the Plan Year after the year in which the new Election Form is received and approved by the Company, but a Director may immediately reduce the amount of Compensation deferred if an Unforeseeable Emergency occurs.

2.2 Election of Form of Payment. The Director shall also specify on the Election Form whether payment of the Deferral Account shall be a single lump sum or installments. If installment payments are elected, the Director shall specify installments of 3, 5, 10, or 15 years and whether installments shall be paid monthly, quarterly, semi-annually, or annually. However, in no case may installments extend beyond 180 months after the date payments commence. All installments will be paid as an end-of-period payment rather than beginning-of-period payments. Failure to specify on the Election Form a form of payment shall constitute an election for a single lump-sum payment. If installment payments are elected but the Director fails to specify the duration of installment payments, the Director shall be deemed to have elected installments over three years. If installment payments are elected but the Director fails to specify the frequency of installment payments, the Director shall be deemed to have elected monthly installments.

2.3 Election of Payment Date. Finally, the Director shall also designate a specific date on which payment of benefits under Article 3 shall be made or shall commence. If a Director elects a payment date that is earlier than the date when Compensation deferrals cease, the Director’s deferrals shall cease in the month immediately preceding the payment date elected under this section 2.3. Failure to specify on the Election Form a date when payment of benefits shall be made or shall commence shall constitute an election for payment of benefits to be made or to commence on the last day of the month immediately after the month in which the Director’s Separation from Service occurs. If Separation from Service occurs before the date specified by the Director for distribution of benefits, payment of benefits shall be made or shall commence on the last day of the month immediately after the month in which Separation from Service occurs.

2.4 Change in Election of Time or Form of Payment. With the Company’s approval, the Director may change the form of payment under section 2.2, change the duration or frequency of installment payments under section 2.2, or delay the date of payment under section 2.3 by filing a new Election Form with the Company.

An election to change

(i) the form of payment under section 2.2,
(ii) the duration or frequency of installment payments under section 2.2, or
(iii) the date of payment under section 2.3 to a later date

shall not take effect until at least 12 months elapse after the date the new Election Form is received by the Company, and furthermore such change shall result in the installment benefit payments or the lump-sum benefit payment being deferred for at least five years beyond the date when the benefit payment or payments would have been made to the Director had the Director not changed the election in reliance on this section 2.4. A Director may not elect to accelerate the date of payment elected under section 2.3.

A Director may not change

(i) the form of payment under section 2.2,
(ii) the duration or frequency of installment payments under section 2.2, or
(iii) the date of payment to a later date under section 2.3

if 12 or fewer months remain before the payment date elected by the Director under section 2.3.

Article 3
Benefits During Lifetime

3.1 Ordinary Benefit. Unless distributions occur (x) under section 3.2 after a Change in Control or (y) under section 3.4 because of Termination for Cause, at the time and in the form elected by the Director on the Election Form, the Company shall pay to the Director under this section 3.1 the Deferral Account balance existing at the end of the month immediately preceding the payment date elected under section 2.3. The time of payment shall be the earlier of the following dates unless section 3.7 is applicable:

   (a) Specified Date: a specified date as indicated in the Director’s last Election Form that complies with the provisions of this Agreement on or after the date Deferrals cease, or

   (b) Separation from Service: the last day of the month immediately after the month in which Separation from Service occurs.

If the Director elects installment payments, the installment period shall not exceed 180 months and any balance remaining in the Deferral Account shall be paid to the Director with the final installment for the installment period elected.

3.2 Change in Control. If a Change in Control occurs, the Director’s Deferral Account balance shall be paid to the Director in a single lump sum within five days after the Change in Control. Substantial damages would be suffered by the Director if the Company fails to perform according to this Agreement. If a Change in Control occurs but the Company thereafter fails to pay the Director’s Deferral Account balance to the Director within 30 days after the Change in Control, the benefit payable under this section 3.2 shall be increased by 50%. However, the benefit shall not be increased if nonpayment is the result of prohibition of such payment by law, regulation, or order of a Company regulatory agency. This Agreement shall terminate automatically when payment of the Deferral Account to the Director occurs under this section 3.2.

3.3 Hardship Distribution. If the Director suffers an Unforeseeable Emergency and petitions for a hardship distribution, the Company shall distribute to the Director all or a portion of the Deferral Account balance as necessary solely to satisfy the emergency (plus additional amounts necessary to pay taxes anticipated as a result of the emergency), but only to the extent the emergency is not relieved through reimbursement or compensated for by insurance or liquidation of the Director’s assets.

3.4 Payment after Termination for Cause. If Separation from Service is the result of Termination for Cause, instead of any other benefit under this Agreement the Company shall pay to the Director in a single lump sum an amount equal to the Deferral Account balance on the date of Separation from Service, with payment occurring within 120 days after Separation from Service without interest unless section 3.7 is applicable, in which case payment shall be made in accordance with section 3.7 also without interest.

3.5 No Distribution Sooner Than Is Allowed Under Section 409A. A Director’s Deferral Account shall be distributed as provided in this Article 3. Despite anything in this Agreement or in an Election Form to the contrary, however, no portion of the Director’s Deferral Account shall be distributed sooner than is allowed under section 409A of the Code.

3.6 Contradiction Between the Agreement and the Election Form. If there is a contradiction between this Agreement and the Election Form concerning the time or form of payment, the time and form of payment shall be determined by this Agreement.

3.7 Six Month Deferral of Payments for Key Employees. In the event (i) the Director is also a Key Employee as defined in section 409A of the Code, and (ii) any stock of Employer is publicly traded at the time of Director’s Separation of Service, the benefit payable under this subsection shall commence on the first day of the seventh (7th) month following Director’s Separation of Service, and the first payment after the end of the period during which payments or benefits are delayed under this provision, the entire amount of the delayed payments shall be paid to the Employee in a single lump sum along with the normal installment payment for the seventh month.

Article 4
Deferral Account

4.1 Establishing and Crediting. The Company shall establish a Deferral Account on its books for the Director and shall credit to the Deferral Account -

   (a) Previous Deferrals: the balance of the Director’s deferrals and accrued interest,

   (b) Future Deferrals: as of the time the Compensation would have otherwise been paid to the Director and until the end of the month preceding the month in which payment shall be made or installment payments shall commence, or for such shorter period as the Director may elect, the portion of the Compensation earned by the Director after the Effective Date of this Agreement but deferred by the Director,

   (c) Interest: until the Deferral Account is paid in full to the Director, interest shall be credited quarterly on the Deferral Account balance at an interest rate equal to 120% of the applicable federal long term rate as published by the Internal Revenue Service for the first month of each calendar quarter.

4.2 Statement of Account. Within 120 days after the end of each Plan Year, the Company shall provide to the Director a statement of the Director’s Deferral Account balance at the end of the Plan Year.

4.3 Accounting Device Only. The Deferral Account is solely a device for measuring amounts to be paid under this Agreement. The Deferral Account is not a trust fund. The Director is a general unsecured creditor of the Company for the payment of benefits. The benefits represent the mere promise by the Company to pay benefits. The Director’s rights are not subject to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by the Director’s creditors.

4.4 Vesting. A Director’s interest in the value of his or her Deferral Account shall at all times be 100% vested. However, a Director’s right to be paid by the Company remains subject to the claims of the Company’s general creditors.

Article 5
Death Benefit

5.1 Death Benefit Payable to Beneficiary. Within 60 days after the Director’s death, the Company shall pay to the Director’s Beneficiary in a single lump sum the Director’s Deferral Account as of the time of death, whether the Director dies while in active service to the Company or after Separation from Service. The Company shall have no further obligations under this Agreement after payment of the Deferral Account balance to the Beneficiary.

5.2 Beneficiary Designations. The Director shall have the right to designate at any time a Beneficiary to receive any benefits payable under this Agreement upon the death of the Director. The Beneficiary designated under this Agreement may be the same as or different from the beneficiary designation under any other benefit plan of the Company in which the Director participates.

5.3 Beneficiary Designation: Change. The Director shall designate a Beneficiary by completing and signing the Beneficiary Designation Form and Spousal Consent, as necessary and delivering it to the Plan Administrator or its designated agent. The Director’s Beneficiary designation shall be deemed automatically revoked if the Beneficiary predeceases the Director or if the Director names a spouse as Beneficiary and the marriage is subsequently dissolved. The Director shall have the right to change a Beneficiary by completing, signing, and otherwise complying with the terms of the Beneficiary Designation Form, Spousal Consent, as necessary and the Plan Administrator’s rules and procedures, as in effect from time to time. Upon the acceptance by the Plan Administrator of a new Beneficiary Designation Form and Spousal Consent, as necessary, all Beneficiary designations previously filed shall be cancelled. The Plan Administrator shall be entitled to rely on the last Beneficiary Designation Form filed by the Director and accepted by the Plan Administrator before the Director’s death.

5.4 Acknowledgment. No designation or change in designation of a Beneficiary shall be effective until received, accepted, and acknowledged in writing by the Plan Administrator or its designated agent.

5.5 No Beneficiary Designation. If the Director dies without a valid beneficiary designation, or if all designated Beneficiaries predecease the Director the benefits shall be made to the personal representative of the Director’s estate.

5.6 Facility of Payment. If a benefit is payable to a minor, to a person declared incapacitated, or to a person incapable of handling the disposition of his or her property, the Company may pay such benefit to the guardian, legal representative, or person having the care or custody of the minor, incapacitated person, or incapable person. The Company may require proof of incapacity, minority, or guardianship as it may deem appropriate before distribution of the benefit. Distribution of the total benefit due the Director shall completely discharge the Company from all liability for the benefit.

Article 6
Claims and Review Procedures

6.1 Claims Procedure. Within 90 days after receiving a written application for benefits under this Agreement the Company shall notify in writing the person or entity making a claim for benefits (the “Claimant”) of his or her eligibility or ineligibility for benefits. If the Company determines that the Claimant is not eligible for benefits or full benefits, the notice shall state (a) the specific reasons for denial, (b) a specific reference to the provisions of the Agreement on which the denial is based, (c) a description of any additional information or material necessary for the Claimant to perfect his or her claim and a description of why it is needed, and (d) an explanation of the Agreement’s claims review procedure and other appropriate information concerning the steps to be taken if the Claimant wishes to have the claim reviewed. If the Company determines that there are special circumstances requiring additional time to make a decision, the Company shall notify the Claimant of the special circumstances and the date by which a decision is expected to be made, and the Company may extend the time for up to an additional 90 days.

6.2 Review Procedure. If the Claimant is determined by the Company to be ineligible for benefits, or if the Claimant believes that he or she is entitled to greater or different benefits, the Claimant shall have the opportunity to have such claim reviewed by the Company by filing a petition for review with the Company within 60 days after receipt of the notice issued by the Company. The petition shall state the specific reasons the Claimant believes entitle him or her to benefits or to greater or different benefits. Within 60 days after receipt by the Company of the petition, the Company shall give the Claimant (and counsel, if any) the opportunity to present his or her position to the Company verbally or in writing, and the Claimant (or counsel) shall have the right to review the pertinent documents. The Company shall notify the Claimant of the Company’s decision in writing within the 60-day period, stating specifically the basis of its decision, written in a manner to be understood by the Claimant and identifying the specific provisions of the Agreement on which the decision is based. If because of the need for a hearing the 60-day period is not sufficient, the decision may be deferred for up to another 60 days at the election of the Company, but notice of this deferral shall be given to the Claimant.

Article 7
Plan Administration

7.1 Plan Administrator Duties. This Agreement shall be administered by a Plan Administrator. The Plan Administrator shall also have the discretion and authority to (x) make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Agreement and (y) decide or resolve any and all questions, including interpretations of this Agreement, as may arise in connection with the Agreement.

7.2 Agents. In the administration of this Agreement, the Plan Administrator may employ agents and delegate to them such administrative duties as it sees fit (including acting through a duly appointed representative) and may from time to time consult with counsel, who may be counsel to the Company.

7.3 Binding Effect of Decisions. The decision or action of the Plan Administrator with respect to any question arising out of or in connection with the administration, interpretation, and application of the Agreement and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Agreement. No Director or Beneficiary shall be deemed to have any right, vested or nonvested, regarding the continuing effect of any decision or action of the Plan Administrator.

7.4 Indemnity of Plan Administrator. The Company shall indemnify and hold harmless the members of the Plan Administrator against any and all claims, losses, damages, expenses, or liabilities arising from any action or failure to act with respect to this Agreement, except in the case of willful misconduct by the Plan Administrator or any of its members.

7.5 Company Information. To enable the Plan Administrator to perform its functions, the Company shall supply full and timely information to the Plan Administrator on all matters relating to the date and circumstances of the retirement, Disability, death, or Separation from Service of the Director, and such other pertinent information as the Plan Administrator may reasonably require.

Article 8
Miscellaneous

8.1 Amendment. The Company’s board of directors may amend the provisions of this Agreement governing the manner of making deferral elections, the terms on which distributions are made, and the form and timing of distributions. However, except for mere clarifying amendments necessary to avoid an inappropriate windfall, no amendment shall reduce the amount credited to the Director’s Deferral Account as of the date the amendment is adopted. Any amendment shall be in writing, in conformance with section 409A of the Code and adopted by the board of directors. The Director shall be bound by the amendment. The Company specifically reserves the right to amend the Agreement as necessary to comply with section 409A of the Code.

8.2 Termination. The Company reserves the right to terminate this Agreement at any time if, because of legislative, judicial or regulatory action, continuation of the Agreement would (x) cause benefits to be taxable to the Director before actual receipt or (y) in the Company’s judgment, result in significant financial penalties or other significantly detrimental consequences for the Company (other than the financial impact of paying benefits). This Agreement shall not be terminated unless the Deferral Account balance is first paid to the Director or Beneficiary. Any termination of this Agreement shall be subject to any restrictions on termination that are applicable to ensure continued compliance under section 409A of the Code.

8.3 Binding Effect. This Agreement shall bind the Director and the Company and their beneficiaries, successors and assigns, survivors, executors, administrators, and transferees.

8.4 No Guarantee of Service. This Agreement is not a contract for services. This Agreement does not give the Director the right to remain a director of the Company nor does this Agreement interfere with the shareholders’ right to replace the Director. This Agreement also does not require the Director to remain a director or interfere with the Director’s right to terminate services at any time.

8.5 Non-Transferability. Benefits under this Agreement may not be sold, transferred, assigned, pledged, attached, or encumbered.

8.6 Taxes. The Company shall withhold any taxes that are required to be withheld from the benefits provided under this Agreement. The Company shall report amounts deferred under the terms of the Agreement to the Internal Revenue Service in accordance with the requirements of section 409A of the Code. The Company does not insure or guarantee the tax consequences of payments provided hereunder for matters beyond its control, and the Director certifies that his decision to reduce and defer receipt of compensation is not due to any reliance upon financial, tax, or legal advice given by the Company, and of its employees, agents, accountants, or legal advisors.

8.7 Applicable Law. The Agreement and all rights hereunder shall be governed by the laws of the State of California except to the extent preempted by the laws of the United States of America.

8.8 Unfunded Arrangement. The Director and beneficiary are general unsecured creditors of the Company for the payment of benefits under this Agreement. This Agreement constitutes a mere promise by the Company to pay benefits. The rights to benefits are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors. Any insurance on the Director’s life is a general asset of the Company to which the Director and beneficiary have no preferred or secured claim.

8.9 Rabbi Trust. In its sole discretion, the Company may establish a grantor trust, commonly known as a “rabbi trust,” with an independent, third-party trustee as a vehicle for accumulating the assets needed to pay the promised benefit. In its sole and absolute discretion the Company may from time to time contribute to such rabbi trust, if established, such amounts as the Company in its sole and absolute discretion shall determine.

8.10 Entire Agreement. This Agreement constitutes the entire agreement between the Company and the Director concerning the subject matter. No rights are granted to the Director other than those specifically set forth. This Agreement amends and restates in its entirety the Original Agreement between the Company and the Director, as the same may have been amended or restated. The Director’s elections in effect under the Original Agreement shall remain in effect until changed by a new Election Form submitted under this Agreement.

8.11 Severability. If any provision of this Agreement, as applied to either party or to any circumstance, is judged by a court to be void or unenforceable in whole or in part, the provision shall not affect any other provision of this Agreement, the application of such provision in any other circumstances, or the validity or enforceability of this Agreement.

8.12 Waiver. A waiver by either party of any of the terms or conditions of this Agreement in any one instance shall not be considered a waiver of such terms or conditions for the future, or of any subsequent breach thereof. All remedies, rights, undertakings, obligations, and agreements contained in this Agreement shall be cumulative and none of them shall be in limitation of any other remedy, right, undertaking, obligation, or agreement of either party.

8.13 Headings. The heading in this Agreement are for convenience only and shall not affect the interpretation or construction of the Agreement or any of its provisions.

8.14 Notice. Any notice or other communication to be given under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if personally served, or if mailed, upon deposit in the United States mail, first class postage prepaid, express or certified, return receipt requested, and properly addressed to the parties as follows: if to Director at his last address shown in the Company’s records; and if to Company to County Company, 550 West Main Street, P.O. Box 351, Merced, California 95341, Attention: Chairman. Either party may designate a new address by giving the other notice of the new address as provided herein.

8.15 Compliance with Section 409A of the Code. At all times during each Plan Year this Agreement shall be administered in accordance with the requirements of section 409A of the Code. Any action that may be taken and, to the extent possible, any action actually taken by the Plan Administrator or the Company shall not be taken or shall be void and without effect if that action is contrary to the requirements of section 409A of the Code. Any provision in this Agreement that is determined to be contrary to the requirements of section 409A of the Code shall be void and without effect. In addition, any provision that is required by section 409A of the Code to appear in this Agreement that is not expressly set forth shall be deemed to be set forth herein, and this Agreement shall be administered in all respects as if such provision were expressly set forth herein. Despite any contrary provision of this Agreement, if any payments under this Agreement will result in additional tax or interest to the Director because of section 409A of the Code, the Director will not be entitled to the payments until the earlier of (x) the date of the Director’s death or (y) any earlier date that does not result in additional tax or interest to the Director under section 409A of the Code. If any provision of this Agreement would subject the Director to additional tax or interest under section 409A of the Code, the Company shall reform the provision. However, the Company shall maintain to the maximum extent practicable the original intent of the applicable provision without subjecting the Director to additional tax or interest, and the Company shall not be required to incur any additional compensation expense as a result of the reformed provision.

In Witness Whereof, the Director and a duly authorized Company officer have signed this Director Elective Income Deferral Agreement as of the date first written above.

Director      Company

By:__/S/Jerry E. Callister__________________   By:____/S/Thomas T. Hawker______________
Jerry E. Callister, Director     Thomas T. Hawker
                                   President & Chief Executive Officer

Bank

By:____/S/Thomas T. Hawker____________
Thomas T. Hawker
Chief Executive Officer

Exhibit 1

Director Elective Income Deferral Agreement

Beneficiary Designation

I designate the following as Beneficiary of benefits under the Director Elective Income Deferral Agreement payable after my death.

Primary (name, address, TIN):

Contingent (name, address, TIN):

Note:	To name a trust as Beneficiary, please provide the name of the trustee(s) and the exact name and date of the trust agreement.

I understand that I may change these Beneficiary designations by filing a new written designation with the Company. I further understand that the designations will be automatically revoked if the Beneficiary predeceases me, or if I have named my spouse as beneficiary and our marriage is subsequently dissolved.

Signature: /S/Jerry E. Callister_

                Date: December 16, 2006

Received by the Company this ___ day of ______ , 200___.

    By: __________________
Title:   ___________________

Exhibit 2

Director Elective Income Deferral Agreement

Form of Deferral Election Form for Plan Year 2007

I elect to defer Compensation under the Director Elective Income Deferral Agreement with the Company, as follows:

Amount of Deferral	Duration
[initial and complete one] _____I elect to defer % of my Compensation monthly _____I elect to defer $750.00 of my Compensation monthly _____I elect not to defer any of my Compensation	[initial] I elect to defer for the: ___2007__ calendar year.

Form and Timing of Benefit Distribution

Any changes to the time of payment from a previous election must conform to Section 2.4 of the Director Elective Income Deferral Agreement.

[initial one]

                  [single lump sum] I elect to receive benefits under the Director Elective Income Deferral Agreement in a single lump sum on the last day of the month of January, 2010 (or the final day of the month immediately after the month in which Separation from Service occurs if Separation from Service occurs before the specified date). If I do not specify a date when the lump-sum payment shall be made, the lump-sum payment shall be made on the last day of the month immediately after the month in which Separation from Service occurs.

       JEC         [installments] I elect to receive benefits under the Amended Director Elective Income Deferral Agreement in installments beginning on the last day of the month of January, 2008 (or the final day of the month immediately after the month in which Separation from Service occurs if Separation from Service occurs before the specified date). If I do not specify a date when installments shall commence, installments shall commence on the last day of the month immediately after the month in which Separation from Service occurs. I elect to receive installments over a period of [initial your choices]:

3 years, paid monthly, quarterly, semi-annually, or annually

5 years, paid monthly, quarterly, semi-annually, or annually

              10 years, paid                  monthly,                 quarterly,                   semi-annually, or             annually

    _X_   15 years, paid      X          monthly,                 quarterly,                   semi-annually, or              annually

I understand that if I make any subsequent election to change the time or form of benefit payment such change is subject to compliance with Section 2.4 of the Director Elective Income Deferral Agreement. I also acknowledge that the Company has the right to amend the Director Elective Income Deferral Agreement and the treatment of Deferrals thereunder if the Company deems it necessary or appropriate to comply with section 409A of the Code.

With the Company’s approval only, I understand that I may change the amount and duration of my Deferrals by filing a new Election Form with the Company; provided, however, that any new election will not be effective until the calendar year after the year in which the new election form is received by the Company.

Signature: /S/Jerry E. Callister_

               Date: December 16, 2006

Received by the Company this ___ day of ______ , 200___.
      By: __________________
Title:   ___________________